Leases	12 Months Ended
Mar. 31, 2019
Leases 1 [Abstract]
Leases
Leases
The Company has undiscounted operating lease commitments for the future periods, expiring as follows:

2019
$
Not later than 1 year	32.4
Later than 1 year and not later than 5 years	134.0
Later than 5 years	87.0
253.4

Operating leases relate to leases of real estate with non-cancellable lease terms up to 10 years. Certain lease contracts contain options permitting renewal often at market rental rates. The Company does not have an option to purchase the leased property at the expiry of the lease periods. The Company also has obligations to pay contingent rent based on a percentage of sales in connection with certain retail store leases.
Rent expense for the year comprises the following:

	2019	2018	2017
	$	$	$
Annual lease expense	23.8	17.0	8.6
Contingent rent	8.4	2.9	1.1
	32.2	19.9	9.7

Deferred rent in the amount of $7.6 (2018 - $4.3) is included in other long-term liabilities.